Consent of Independent Auditors

The Board of Directors of Aetna Insurance Company of America and Contractholders of Aetna Variable Annuity Account I:

We consent to the incorporation by reference into Registration Statement (No. 33-59749) on Form N-4 our reports dated February 14, 1997 and March 20, 1997.

                                                           KPMG Peat Marwick LLP

Hartford, Connecticut
July 29, 1997